Summary Prospectus		February 1, 2012

Direxion Currency Trends Strategy Plus Fund
Class A: DXFTX	Institutional Class: DXFIX	Class C shares: DXFCX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://direxionfunds.com/document/regulatory_documents.html. You can also get this information at no cost by calling Fund Investor Services at 1-800-851-0511 or by sending an e-mail request to info@direxionfunds.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated February 1, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Direxion Currency Trends Strategy Plus Fund (formerly known as the Currency Trends Strategy Fund and the Financial Trends Strategy Fund) seeks investment results, before fees and expenses, of 150% of the calendar month performance of the Alpha Financial FX Trends Index (“FXTI”), while implementing a strategic overlay to maintain the Fund’s exposure to the FXTI between 145% and 155%.

The Fund seeks calendar month leveraged investment results and does not seek its objective for a different period of time. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged investment results and understand the risks associated with the use of leverage. The Fund is different and riskier than most mutual funds.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A shares		Class C shares	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	None
Maximum Deferred Sales Charge (Load) (as percentage of original purchase price or redemption proceeds, whichever is less)	1.00%	(1)	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 30 days of date of purchase, if applicable)	1.00%		None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund	0.85%		0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	None
Other Expenses (Operating Services Fee)	0.25%		0.25%	0.25%
Acquired Fund Fees and Expenses	0.05%		0.05%	0.06%

Total Annual Fund Operating Expenses(2)	1.40%		2.15%	1.16%

(1)

If you purchased $1 million or more of Class A shares of the Fund that were not otherwise eligible for a sales charge waiver and sell your Class A shares within 24 months of purchase, you may pay a 1.00% contingent deferred sales charge at the time of sale.

(2)

Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the “Financial Highlights” section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$779	$969	$1,274	$2,137
Class C Shares	$318	$673	$1,154	$2,483
Institutional Class	$118	$368	$638	$1,409

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$969	$1,274	$2,137
Class C Shares	$218	$673	$1,154	$2,483

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategy

The Fund is managed to track, after fees and expenses, 150% of the calendar month performance of the FXTI; an index which reflects price movements across eleven foreign currency components. Additionally, at times when intra-month market fluctuations cause the Fund’s exposure to the FXTI to exceed 155% or fall below 145%, the Fund is managed to adjust the exposure back to 150%. The Fund invests primarily in currency and financial futures contracts, options and swap contracts

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(collectively, “Financial Instruments”), that provide leveraged and unleveraged exposure to the FXTI. The Fund also may invest in exchange-traded Funds (“ETFs”) and other investment companies that provide exposure to currency, financial and equity securities. The Fund invests in fixed-income securities as investments and to collateralize its commodity-linked derivative exposure on a day-to-day basis.

The Fund will attempt to achieve the same weightings among the Euro, Japanese Yen, Swiss Franc, Brazilian Real, British Pound, Canadian Dollar, Mexican Peso, Australian Dollar, New Zealand Dollar, Norwegian Krone and South African Rand as the FXTI, but may not, at all times, invest in the same underlying securities or derivatives. In addition, on a day-to-day basis, the Fund will hold U.S. government securities, short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivatives exposure. Like the FXTI, the Fund’s investments in each sector will be positioned long or short depending upon price trends within that sector. The Fund will reposition its portfolio holdings following each month-end in accordance with the rebalancing of the FXTI, but may also rebalance its portfolio throughout the month when intra-month market fluctuations cause the Fund’s exposure to the FXTI to exceed 155% or fall below 145%. Pursuant to this strategy, in periods of high market volatility, the Fund may rebalance its portfolio as frequently as daily.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Target Index. The FXTI is an index which reflects price movements across eleven foreign currency components. Unlike traditional indexes, which only reflect long positions in the relevant components, the FXTI may reflect either a long or a short position in each of the eleven components. This means that the value of a component of the FXTI should rise if the FXTI reflects a long position in that component and the price of the component rises or the FXTI reflects a short position in that component and the price of the component declines. Conversely, the value of a component should decline if the FXTI reflects a long position in that component and the price of the component declines or the FXTI reflects a short position in that component and the price of the component rises. The determination as to whether the FXTI reflects a long or short position in each component is reevaluated on a monthly basis based on the price behavior of each of the eleven components relative to its average price over a recent period, or “moving average,” in an attempt to capture the long-term economic advantage of rising and declining trends in the currency and fixed income markets. As of January 1, 2012, the FXTI’s component allocations were: (1) Euro: 15.0%; (2) Japanese Yen: 15.0%; (3) Swiss Franc: 15.0%; (4) Brazilian Real: 7.50% (5) British Pound: 7.50%; (6) Canadian Dollar: 7.5%; (7) Mexican Peso: 7.5%; (8) Australian Dollar: 6.25%; (9) New Zealand Dollar: 6.25%; (10) Norwegian Krone: 6.25%; and (11) South African Rand: 6.25%.

This Fund is not sponsored, endorsed, sold or promoted by Alpha Financial Technologies, LLC (“AFT”). AFTs only relationship to Rafferty Asset Management, LLC is the licensing of certain trademarks and trade names of AFT and of the AFT FXTI index which was created, compiled, maintained and owned by AFT without regard to the security. All intellectual property and other items provided by AFT or its affiliate or agent in regard to the Index are furnished on an “as is” basis without warranties, guarantees or other terms concerning merchantability, title, absence of defects, fitness or use for a particular purpose, timeliness, accuracy, completeness, currentness, or quality. In addition, neither AFT nor its affiliates make any warranties or guarantees as to the results to be obtained in connection with the use of the AFT FXTI.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Active and Frequent Trading Risk — The Fund engages in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gain that will be taxable to shareholders as ordinary income when distributed to them.

Adverse Market Conditions Risk — The performance of the Fund is designed to correlate to the performance of an index or benchmark. As a consequence, the Fund’s performance will suffer during conditions that are adverse to its investment goals.

Adviser’s Investment Strategy Risk — While the Adviser seek to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. There is no assurance that the Adviser’s investment strategy will enable the Fund to achieve its investment objective.

Counterparty Risk — The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to particular securities, asset classes, or an index without actually purchasing those securities or investments, or to hedge a position. The Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Credit Risk — The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt or if a debt security in which it has a short position is upgraded or generally improves its standing.

Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

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Additionally, the Fund may invest in a limited number of currencies. As a result, an increase or decrease in the value of any of these currencies would have a greater impact on the Fund’s NAV and total return than if the Fund held a more diversified number of currencies.

Currency Investment Risk — The performance of the Fund in part is linked to the daily performance of the spot price of the exchange rates of foreign currencies. The price relationship between a foreign currency with the U.S. Dollar may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each currency, political, economic, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, the demand for a foreign currency might not be sufficient to accommodate a sudden change in the supply of the foreign currency to the market. Consequently, the price of the foreign currency could decline, which would adversely affect an investment in the Fund if it held that currency.

Derivatives Risk — The Fund uses investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund’s investments in derivatives are subject to the following risks:

Futures and Forward Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s investment return, or create a loss.

Swap Agreements. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk.

Effects of Compounding and Market Volatility Risk — The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the return of the FXTI for periods other than a calendar month. The Fund rebalances its portfolio on a calendar month basis, increasing exposure in response to that calendar month’s gains or reducing exposure in response to that calendar month’s losses. This means that, for a period longer than a calendar month, the pursuit of daily goals may result in leveraged compounding. It also means that the return of the FXTI over a period of time other than a calendar month multiplied by the Fund’s target (150%) generally will not equal the Fund’s performance over that same period.

As a result, over time, the cumulative percentage increase or decrease in the value of the Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the FXTI due to the compounding effect of losses and gains on the returns of the Fund. It also is expected that the Fund’s use of leverage will cause the Fund to underperform the compounded return of one and a half times its benchmark in a trendless or flat market.

The effect of compounding becomes more pronounced on the Fund’s performance as the FXTI experiences volatility. The FXTI’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the FXTI.

Emerging Markets Risk — Indirectly investing in emerging markets instruments involve greater risks than indirectly investing in foreign instruments in general. Risks of investing in emerging market countries include: political or social upheaval; nationalization of businesses; restrictions on foreign ownership; prohibitions on the repatriation of assets; and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

Equity Securities Risk — Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Fund’s net asset value to fluctuate.

Foreign Securities Risk — Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.

Futures Contracts Risk — The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Gain Limitation Risk — Rafferty will attempt to position the Fund’s portfolio to ensure that the Fund does not lose more than 90% of its net asset value in a given calendar month. The cost of such downside protection will be limitations on the Fund’s gains. As a consequence, the Fund’s portfolio may not be responsive to FXTI gains beyond 60% in a given calendar month. For example, if the FXTI were to gain 66%, the Fund might be limited to a calendar month gain of 90% rather than 100%, which is 150% of the FXTI gain of 66%.

Interest Rate Risk — Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Intra-Calendar Month Investment Risk — The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 150% leveraged investment exposure to the FXTI, depending upon the movement of the FXTI from the

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end of the prior calendar month until the point of purchase. If the FXTI rises, the investor will receive less than 150% exposure to the FXTI. Conversely, if the FXTI declines, the investor will receive greater than 150% exposure to the Index. However, the Fund repositions its portfolio whenever it deems it necessary to maintain exposure to the FXTI of not more than 155% and not less than 145%.

Leverage Risk — If you invest in the Fund, you are exposed to the risk that a decline in the monthly performance of the FXTI will be leveraged. This means that your investment in the Fund will be reduced by an amount equal to 1.5% for every 1% monthly decline, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment. The Fund could theoretically lose an amount greater than its assets in the event of an FXTI decline of more than 66%. Further, purchasing shares intra-calendar month may result in greater than 150% exposure to the performance of the FXTI if the FXTI declines between the end of the last calendar month and the time the investor purchased Fund shares. The Fund repositions its portfolio whenever it deems it necessary to maintain exposure to the FXTI of not more than 155% and not less than 145%.

Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

Monthly Correlation Risk — There is no guarantee that the Fund will achieve its monthly target. The Fund may have difficulty achieving its monthly target due to fees and expenses, high portfolio turnover, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. The Fund may not have investment exposure to all securities in the FXTI, or its weighting of investment exposure to such stocks or industries may be different from that of the FXTI. In addition, the Fund may invest in securities or financial instruments not included in the FXTI. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the FXTI. Activities surrounding monthly index reconstitutions and other index repositioning or reconstitution events may hinder the Fund’s ability to meet its calendar month leveraged investment objective in that month. The Fund seeks to rebalance its portfolio monthly to keep leverage consistent with its calendar month leveraged investment objective. The Fund may also reposition its portfolio intra-month to maintain exposure to the FXTI of not more than 155% and not less than 145%.

Non-Diversification Risk — A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Fund to fluctuations in net asset value and total return.

Other Investment Companies (including Exchange-Traded Funds) Risk — Investments in the securities of other investment companies (including ETFs) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Shorting Securities Risk — Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises – a result that is the opposite from traditional mutual funds.

Tracking Error Risk — The Fund may have difficulty achieving its calendar month target due to fees and expenses, high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the securities held by the Fund. A failure to achieve a calendar month target may cause the Fund to provide returns for a longer period that are worse than expected. In addition, even though the Fund may meet its calendar month target over a period of time, this will not necessarily produce the returns that might be expected in light of the returns of its benchmark for that period.

Valuation Time Risk — The Fund values its portfolio as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Foreign market indices may close before the NYSE opens or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund, if it tracks a foreign market index, can vary from the performance of that index.

Volatility Risk — The performance of the Fund is designed to correlate to the 150% of the performances of the FXTI. Significant short-term price movements in the components and market sectors that make up the Index, could adversely impact the performance of both the FXTI and the Fund. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of financial instruments that have a leveraging effect.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A shares for the Fund’s first full calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The returns for the Fund’s other share classes would be different than the figures shown because each Class of shares has different expenses. Updated performance is available on the Fund’s website at www.direxionfunds.com or by calling the Fund toll-free at (800) 851-0511.

The performance shown prior to February 1, 2012 reflects a previous non-leveraged investment objective. The Fund sought investment returns that were comparable to the FXTI until February 1, 2012. At that time, the Fund began to seek a monthly

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target of 150%. If the Fund’s objective had remained its prior target instead of a monthly target of 150%, the calendar year performance of the Fund would have varied from that shown.

Direxion Currency Trends Strategy Plus Fund — Class A Shares

Calendar Year Total Returns as of December 31*

*	The Fund’s year-to-date return as of December 31, 2011 was -3.16%.

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 2.79% for the quarter ended June 30, 2010 and its lowest calendar quarter return was -3.90% for the quarter ended December 31, 2011.

Average Annual Total Returns (For the periods ended December 31, 2011)

	One Year	Since Inception (3/02/2009)
Direxion Currency Trends Strategy Plus Fund — Class A Shares
Return Before Taxes	-3.16%	-2.94%
Return After Taxes on Distributions	-3.16%	-2.94%
Return After Taxes on Distributions and Sale of Fund Shares	-2.05%	-2.49%
Alpha Financial Technologies Financial Trends Indicator (reflects no deduction for fees, expenses or taxes)	0.22%	-0.54%
Alpha Financial FX Trends Index (reflects no deduction for fees, expenses or taxes)	0.34%	-0.91%

Effective September 1, 2011, the Alpha Financial FX Trends Index replaced the Alpha Financial Technologies Financial Trends Indicator as the broad-based benchmark index for the Fund in connection with a change of the Fund’s name and investment objective. The Fund sought investment results, before fees and expenses, that tracked the performance of the Alpha Financial FX Index until February 1, 2012. At that time, the Fund began to seek calendar month leveraged investment results that track, before fees and expenses, 150% of the calendar month performance of FXTI, while implementing a strategic overlay to maintain the Fund’s exposure to the FXTI between 145% and 155%.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in 2009	Portfolio Manager
Tony Ng	Since 2010	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds – Direxion Currency Trends Strategy Plus Fund, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investment in the following minimum amounts:

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Class A and Class C Shares Class Accounts	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment: Retirement Accounts (401(k) plans, traditional individual retirement accounts (“IRAs”), and ROTH and spousal IRAs)	$1,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment Institutional Class Shares Accounts	$5,000,000	$0

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through those arrangements, may be taxed later upon withdrawal of assets from them.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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